                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 27, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                           NATIONAL DIAGNOSTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              FLORIDA                     0-24696               59-3248917
(STATE OR OTHER JURISDICTION         (COMMISSION FILE        (IRS EMPLOYER
        OF INCORPORATION)                 NUMBER)            IDENTIFICATION NO.)

  755 WEST BRANDON BOULEVARD, BRANDON, FLORIDA                     33511
--------------------------------------------------               ---------
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                 (813) 661-9501
                         --------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                         --------------------------------
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)






                                   PAGE 1 OF 9

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT
                  Not Applicable

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS
                  Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP
                  Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                  Not Applicable

ITEM 5.           OTHER EVENTS

         In June of 1997 National Diagnostics, Inc. ("the Company") entered into certain transactions which were intended to strengthen the Company's financial position. The transactions may be grouped into two types: first, the conversion of existing debt into equity by way of issuance of common stock in satisfaction of the debts; and second, the acquisition of tradeable marketable securities (with certain restrictions) in exchange for the issuance by the Company of restricted shares of common stock (see item 9).

         Mr. Jugal K. Taneja, Chairman and CEO, and Mr. Curtis L. Alliston, President and COO accepted individually 115,000 restricted common shares of stock each as satisfaction for approximately $243,800 owed to them by the Company. Additionally, the Company's corporate counsel accepted 100,000 restricted common shares of stock as satisfaction for approximately $150,000 owed to them for services previously rendered. The Company's corporate consultants accepted 14,583 restricted common shares of stock as satisfaction for approximately $25,500 owed to them for services rendered.

         Effective June 27, 1997, the Company acquired 127,773 shares of Equisure, Inc. Common Stock (net of 14,197 shares given in payment of commission) valued at $1,800,000 from Sudafric Suisse Trustees (a foreign trust) in exchange for the issuance by the Company of 1,459,188 shares of Company Common Stock.

         The proforma financial information presented is for the five month period ending May 31, 1997. The presentation shows the effect of the conversion of debt to equity upon issuance of the Common Stock as described herein and the effect of the acquisition by the Company of 127,773 shares of Equisure, Inc. Common Stock in exchange for 1,459,188 shares of the Company's Common Stock.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS
                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

  (a) & (b)  Condensed consolidated balance sheet as of March 31, (historical and proforma) and May 31, 1997 (proforma).

             Condensed consolidated statements of operations for year ended December 31, 1996 and May 31, 1997 (proforma).




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
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED BALANCE SHEETS
         as of  March 31 and May 31, 1997 proforma.....................4-5


CONSOLIDATED STATEMENTS OF OPERATIONS
         Year ended December 31, 1996 and
         proforma five months ended May 31, 1997 ........................6


SELECTED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS......................7























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
                           NATIONAL DIAGNOSTICS, INC.
                                AND SUBSIDIARIES


                      CONDENSED CONSOLIDATED BALANCE SHEETS


                                     ASSETS

                                             March 31,                            March 31,         May 31,
                                                1997                                1997             1997
                                            (Unaudited          Proforma          (Unaudited      (Unaudited
                                             Historical)      Transactions         Proforma)       Proforma)
                                             -----------       -----------       ------------     ----------
  Current Assets:
     Cash                                     $  151,969       $                  $   151,969    $    82,571
     Accounts receivable - net of allowance
     of $664,402 and $720,256 in March and     2,349,264                            2,349,364      2,474,802
     May, 1997, respectively
     Prepaid expenses and other current assets   153,972                              153,972        138,372
     Marketable Securities                                        1,800,000 a       1,800,000      1,800,000
                                              ----------                         ------------    -----------

         Total current assets                  2,655,205                            4,455,205      4,495,745
                                              ----------                         ------------    -----------

   Property and Equipment                      9,813,530                            9,813,530      9,856,634
     Less:  Accumulated depreciation and
               amortization                   (3,591,870)                          (3,591,870)    (3,810,353)
                                              ----------                         ------------    -----------

         Net property and equipment            6,221,660                            6,221,660      6,046,281
                                              ----------                         ------------    -----------

   Other Assets:
      Excess of  purchase price over net
       assets acquired - net of accumulated      422,068                              422,068        417,989
       Amortization of  $61,274 and $71,472
       in March and May, 1997, respectively
      Deposits                                    48,063                               48,063         48,062
      Other                                       81,454                               81,454         63,225
                                              ----------                         ------------    -----------

         Total other assets                      551,585                              551,585        529,276
                                              ----------                         ------------    -----------

                                              $9,428,450                         $ 11,228,450    $11,071,302
                                              ==========                         ============    -==========

See Accompanying Notes.













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
                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


                                             March 31                             March 31          May 31,
                                               1997                                 1997               1997
                                            (Unaudited         Proforma         (Unaudited          Unaudited
                                            Historical)      Transactions        Proforma)          Proforma)
                                            -----------      -----------        ------------       ---------
Current liabilities:
    Line of  credit                        $ 1,046,554       $                  $ 1,046,554      $ 1,208,047
    Note payable, other                        160,247                              160,247          103,417
    Notes due to related parties               220,716         (62,474) b           158,242          127,075
    Current installments of                    105,000                              105,000          105,000
     long-term debt
Current installments of obligations
     under capital leases                    1,104,000                            1,104,000        1,104,000
    Accounts payable                         1,251,569        (150,000) b         1,101,569        1,177,611
    Accrued radiologist fees                   443,758                              443,758          483,731
    Accrued expenses, other                    805,335        (181,326) b           624,009          594,283
                                           -----------                          -----------      -----------

             Total current liabilities       5,137,179                            4,743,379        4,903,164

Long-term liabilities:
     Long-term debt, excluding                 600,024                              600,024          737,152
     current installments
     Obligations under capital leases,
     excluding current installments          3,516,013                            3,516,013        3,243,609
     Deferred lease payments                   221,468                              221,468          211,172
                                           -----------                          -----------      -----------

             Total liabilities               9,474,684                            9,080,884        9,095,097
                                           -----------                          -----------      -----------

Commitments and contingencies

Stockholders' equity (deficit):
    Preferred stock                                 -              -                                     -
    Common stock, no par value,
     9,000,000 shares as authorized,
     2,628,577 and 4,481,220 shares
     issued and outstanding in March
     and May (proforma), respectively              686             400 a
                                                                    69 b              1,155            1,164
    Additional paid-in capital               2,320,497       1,799,600 a         11,539,348        4,591,143
                                                               419,251 b
   Retained earnings (deficit)              (2,367,417)        (25,520)b         (2,392,937)      (2,616,102)
                                           -----------       -----------        -----------      -----------

    Net stockholders' equity (deficit)         (46,234)                           2,147,566        1,976,205
                                           -----------                          -----------      -----------


                                           $ 9,428,450                          $11,228,450      $11,071,302
                                           ===========                          ===========      ===========













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

                           NATIONAL DIAGNOSTICS, INC.
                                AND SUBSIDIARIES


                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                               Five Months
                                             Year Ended            Ended                           May 31,
                                             December 31,      May 31, 1997                          1997
                                                1996            (Unaudited         Proforma      (Unaudited
                                             (Historical)       Historical        Adjustments      Proforma)
                                             ------------       ----------        -----------      ---------
Net revenue                                  $ 8,876,652       $ 4,444,417                        $ 4,444,417
                                             -----------       -----------                        -----------

Operating expenses:
   Direct operating expenses                   4,850,088         2,419,775                          2,419,775
   General and administrative                  3,576,087         1,659,155             25,520 b     1,684,675
   Depreciation and amortization               1,210,245           610,828                            610,828
                                             -----------       -----------                        -----------

         Total operating expenses              9,636,420         4,689,758                          4,715,278
                                             -----------       -----------                        -----------

         Operating loss                         (759,768)         (245,341)                          (270,861)

Interest expense                                 563,951           292,679                            292,679
Other Income                                      82,058             5,283                              5,283
                                             -----------       -----------                        -----------

Loss before income taxes                      (1,241,661)         (532,737)                          (558,257)

Income tax (benefit)                                   -                 -                                  -
                                             -----------       -----------                        -----------

Net loss                                     $(1,241,661)      $  (532,737)                       $  (558,257)
                                             ===========       ===========                        ===========

Loss per common share                        $      (.48)      $      (.20)                       $      (.12)
                                             ===========       ===========                        ===========

Weighted average number of
common shares outstanding                      2,579,380         2,628,577                          4,481,220
                                             ===========       ===========                        ===========













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






                           NATIONAL DIAGNOSTICS, INC.
                                AND SUBSIDIARIES

            SELECTED NOTES TO CONDENSED PROFORMA FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)



(1)      PROFORMA ADJUSTMENTS

         (a) This adjustment represents the acquisition of 127,773 shares of Equisure, Inc. Common Stock (net of 14,197 shares given in payment of commission) valued at $1,800,000 in exchange for 1,459,188 shares of restricted Company Common Stock. Equisure, Inc. is a reinsurance company traded on the American Stock Exchange; shares outstanding approximately 11,000,000 with a public float of approximately 6,000,000 shares. Financial status as of December 31, 1996:*

      Total Assets              $76,691,770
      Total Liabilities         $39,660,824 ($30+m in underwriting reserves)
      Shareholder Equity        $37,030,946
      1996 Revenues             $13,265,274
      E.P.S.                    $.42

* Note: source of this information is from the audited financial statements of Equisure, Inc. for the year ended December 31, 1996.

         (b) These adjustments represent the conversion of existing debt owed by the Company to its officers ($243,800), legal counsel ($150,000), and consultants ($25,520).
































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
ITEM 7 -- EXHIBITS

         (c)      List of exhibits filed as part of this report:

Exhibit
Number
------
10.43 Exchange Agreement dated June 27, 1997 by and between National Diagnostics, Inc. and Sudafric Suisse Trustees.

ITEM 8.           CHANGE IN FISCAL YEAR
                  Not Applicable

ITEM 9.           SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S

         (a)      Date sold:        June 27, 1997
                  Title:            Common Shares of National Diagnostics, Inc.
                                    ("Issuer")
                  Amount:           1,459,188 shares

         (b)      Purchaser:        Sudafric Suisse Trustees (a foreign trust)

         (c) The Company received in exchange for 1,459,188 shares of Company Common Stock 141,970 shares of Equisure, Inc. Common Stock (a publicly traded company on the American Stock Exchange). The exchange was valued at $2,000,000 less a ten percent commission paid in Equisure, Inc. shares by Issuer.

         (d) The shares of Company Common were issued by the Company pursuant to Regulation S promulgated under the Securities
                  Act of 1933, as amended ("Act"). The Purchaser is an offshore foreign trust and purchased the Company's Common stock subject to the restriction that the purchaser is precluded from offering and selling to U.S. persons or the account or benefit of a U.S. person, for a period of forty
                  (40) days commencing with the date of the offering. The Exchange Agreement includes repurchase options in favor of the Company and the Purchaser which are exercisable during the first year after June 27, 1997 pursuant to which the Company and the Purchaser retain the right to re-purchase their respective shares.

         (e)      Conversion or exercise privileges:
                      Item not applicable.













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








                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         July 22, 1997            NATIONAL DIAGNOSTICS, INC.




                                  By:    /s/  Curtis L. Alliston
                                         --------------------------------
                                         Curtis L. Alliston, President







































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







                                INDEX TO EXHIBITS



Exhibit
Number
------

10.43    EXCHANGE AGREEMENT
                  Dated June 27, 1997......................................11











































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